GMO Trust

Prospectus

January 1, 2012

■	GMO Benchmark-Free Allocation Fund

Class III: GBMFX

Class IV: —

■ Shares of the Fund described in this Prospectus may not be available for purchase in all states. This Prospectus does not offer shares in any state where they may not lawfully be offered.

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf • Boston, Massachusetts 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

i

GMO Benchmark-Free Allocation Fund

FUND SUMMARY

Investment objective

The Fund seeks a positive total return.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

(fees paid directly from your investment)

	Class III	Class IV
Purchase premium (as a percentage of amount invested)	0.09%	0.09%
Redemption fee (as a percentage of amount redeemed)	0.09%	0.09%

Annual Fund operating expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class III	Class IV
Management fee	0.65%	0.65%
Shareholder service fee	0.15%	0.10%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses (underlying fund expenses)	0.57%[1]	0.57%[1]
Total annual operating expenses	1.39%	1.34%
Expense reimbursement/waiver	(0.50%)[2]	(0.50%)[2]
Total annual operating expenses after expense reimbursement/waiver (Fund and underlying fund expenses)	0.89%	0.84%

[1]	Restated as of June 2011. The amount includes purchase premiums and redemption fees of the underlying GMO Funds.

[2]

The Manager has agreed to waive and/or reduce the Fund’s management and shareholder service fees in order to offset the management and shareholder service fees charged by the underlying GMO Funds in which the Fund invests. In addition, the Manager has agreed to reimburse the Fund for certain of its operational expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years**	5 Years**	10 Years**	1 Year*	3 Years**	5 Years**	10 Years**
Class III	$109	$350	$610	$1,353	$100	$340	$599	$1,340
Class IV	$104	$334	$583	$1,295	$95	$324	$572	$1,282

*	After expense reimbursements/waivers noted in expense table.

**	Reflects fee reductions set forth in the Fund’s management agreement and servicing and supplemental support agreement.

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 28, 2011, the Fund’s portfolio turnover rate (excluding short-term investments) was 19% of the average value of its portfolio.

Principal investment strategies

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the International Equity Funds, the U.S. Equity Funds, the Fixed Income Funds, GMO Alpha Only Fund, GMO Alternative Asset Opportunity Fund, GMO Debt Opportunities Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund, GMO World Opportunity Overlay Fund and GMO Implementation Fund (collectively, the “underlying Funds”), each of which is described in a separate prospectus or private placement memorandum. In addition, the Fund may invest in securities directly.

The Fund implements its strategy by allocating its assets among asset classes represented by the underlying Funds (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities). The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying Funds that primarily invest in a single asset class (e.g., GMO Real Estate Fund and the Fixed Income Funds). In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization. Although the Fund generally will have exposure to both emerging countries and developed countries, including the U.S., at times, it also may have substantial exposure to a particular country or type of country (e.g., emerging countries). The Fund may have indirect exposure to derivatives and short sales through its investment in the underlying Funds. The Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular index or blend of indices (i.e., the Fund seeks positive return, not “relative” return).

The Manager uses multi-year forecasts of relative value and risk among asset classes (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, U.S. fixed income and commodities) to select the underlying Funds in which the Fund invests and to decide how much to invest in each. The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemption/purchase activity to rebalance the Fund’s investments. The Manager’s ability to shift investments among the underlying Funds is not subject to any limits. The Fund may invest substantially all of its assets in a few underlying Funds that primarily invest in the same asset class and may, at times, also invest a substantial portion of its assets in a single underlying Fund. The Fund also reserves the right to invest directly in asset classes, or to adjust its exposure to asset classes, through direct investments.

Prior to January 1, 2012, the Fund served predominantly as the principal component of a broader real return strategy, and the Fund’s investors were predominantly separate account clients of the Manager. The Fund was also offered on a stand-alone basis to the Manager’s partners and employees. Beginning on January 1, 2012, the Fund will be managed as a stand-alone investment strategy. The Manager expects that the Fund’s investment exposures will not differ significantly from the allocations the Fund would have had as a component of the broader real return, although the Fund will likely allocate a greater percentage of its assets to strategies that have cash-like benchmarks.

For cash management purposes, the Fund may invest in GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a GMO Fund described in a separate prospectus, and unaffiliated money market funds.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Some of the underlying Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those Funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, including those risks to which the Fund is exposed as a result of its investments in the underlying Funds, see “Description of Principal Risks.”

•

Market Risk – Equity Securities – The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equity investments that typically trade at higher multiples of current earnings than other securities, and the market values of these investments often are more sensitive to changes in future earnings expectations than those other securities. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Foreign Investment Risk – The market prices of many foreign securities fluctuate more than those of U.S. securities. Many foreign markets are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Also, many foreign markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of foreign issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Market Risk — Fixed Income Securities – Typically, the market value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads.

•	Market Risk – Asset-Backed Securities – Asset-backed securities are subject to severe credit downgrades, illiquidity, defaults and declines in market value.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

•

Liquidity Risk – Low trading volume, lack of a market maker, large size of position or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices. The more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk and counterparty risk.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in the underlying Funds, including the risk that the underlying Funds in which it invests do not perform as expected.

•

Management and Operational Risk – The Fund relies on GMO’s ability to achieve its investment objective by effectively implementing its investment approach. The Fund runs the risk that GMO’s proprietary investment techniques will fail to produce the desired results. The Fund’s portfolio managers may use quantitative analyses and/or models and any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. The Fund is also subject to the risk that deficiencies in the Manager’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income security or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Counterparty Risk – The Fund runs the risk that the counterparty to an over-the-counter (OTC) derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations.

•

Commodities Risk – To the extent an underlying Fund has exposure to global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

•

Real Estate Risk – To the extent an underlying Fund concentrates its assets in real estate-related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•

Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•	Focused Investment Risk – Focusing investments in countries, regions, sectors or companies or in industries with high positive correlations to one another creates additional risk.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

•

Large Shareholder Risk – To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index and the Consumer Price Index. Purchase premiums and redemption fees are not reflected in the bar chart, but are reflected in the table; as a result, the returns in the table are lower than the returns in the bar chart. Returns in the table reflect current purchase premiums and redemption fees. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class III Shares*

Years Ending December 31

Highest Quarter: 9.19% (2Q2009)

Lowest Quarter: -6.90% (4Q2008)

Year-to-Date (as of 3/31/11): 1.92%

*	The returns are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns would have been lower.

Average Annual Total Returns*

Periods Ending December 31, 2010

	1 Year	5 Years	10 Years	Inception
Class III				7/23/03
Return Before Taxes	4.72%	7.11%	N/A	12.00%
Return After Taxes on Distributions	4.19%	4.42%	N/A	9.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.14%	4.86%	N/A	9.18%
MSCI World Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	11.76%	2.43%	N/A	7.14%
Consumer Price Index (reflects no deduction for fees, expenses, or taxes)	1.25%	2.18%	N/A	2.47%

*	The returns are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns would have been lower.

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Division and Senior Members of GMO responsible for day-to-day management of the Fund:

Investment Division	Senior Member (Length of Service)	Title
Asset Allocation	Ben Inker (since 1996)	Director, Asset Allocation Division, GMO.

Purchase and sale of Fund shares

Under ordinary circumstances, you may purchase the Fund’s shares directly from GMO Trust (the “Trust”) when the New York Stock Exchange (“NYSE”) is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf.

Eligibility to purchase Fund shares or different classes of Fund shares depends on the client’s meeting either (i) the minimum “Total Fund Investment,” which includes only a client’s total investment in the Fund, or (ii) the minimum “Total GMO Investment,” both set forth in the table below. No minimum additional investment is required to purchase additional shares of the Fund.

Minimum Investment Criteria for Class Eligibility

	Minimum Total Fund Investment	Minimum Total GMO Investment
Class III Shares	N/A	$10 million
Class IV Shares	$125 million	$250 million

Fund shares are redeemable and, under ordinary circumstances, you may redeem the Fund’s shares when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be effected through that broker or agent. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com.

Purchase order forms and redemption requests can be submitted by mail or facsimile (and with respect to purchase order forms, by other form of communication pre-approved by GMO Shareholder Services) to the Trust at:

GMO Trust

c/o Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

Facsimile: 1-617-439-4192

Attention: Shareholder Services

Tax information

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are an entity that is exempt from income tax or are investing through a tax-advantaged account. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES,

RISKS, AND EXPENSES

Fund Summary. The preceding section contains a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, management, and other important information for the Fund. The summary is not all-inclusive, and the Fund may make investments, employ strategies, and be exposed to risks that are not described in the summary. More information about the Fund’s investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI.

Fundamental Investment Objectives/Policies. The Board of Trustees (“Trustees”) of the Trust may change the Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” The Fund does not currently have any investment objectives that are fundamental. There is no guarantee that the Fund will be able to achieve its investment objective.

Tax Consequences and Portfolio Turnover. Unless otherwise specified in this Prospectus or in the SAI, GMO is not obligated to, and generally will not, consider tax consequences when seeking to achieve the Fund’s investment objective (e.g., the Fund may engage in transactions that are not tax efficient for U.S. federal income or other federal, state, local, or non-U.S. tax purposes). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Fund, and the Fund has not placed any limit on the rate of portfolio turnover and portfolio securities may be sold without regard to the time they have been held. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause the Fund to trade more frequently at some times than at others. High turnover rates may adversely affect the Fund’s performance by generating higher transaction costs. Additionally, portfolio turnover may give rise to additional taxable income for shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed to them unless the shareholders themselves are exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders, when distributed to them, at ordinary income tax rates. See “Distributions and Taxes” below for more information about the tax consequences of these types of income.

Certain Definitions. When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the Fund may invest indirectly by investing in another GMO Fund or by investing in derivatives and synthetic instruments. When used in this Prospectus, (i) the terms “equity investments” and “equities” refer to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities and depositary receipts, (ii) the term “total return” includes capital appreciation and income, and (iii) the term “emerging countries” means the world’s less developed countries.

For purposes of this Prospectus, the terms “fixed income securities” and “bonds” include (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). In addition, (a) sovereign debt means fixed income securities issued or guaranteed by a government or a governmental agency or political subdivision, or synthetic sovereign debt and (b) the term “duration” is defined as the weighted measure of interest rate sensitivity of a fixed income security.

For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/P-2 or better given by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-2 or better given by Standard &

Poor’s Ratings Services (“S&P”) to a particular fixed income security/commercial paper, and the term “below investment grade” refers to any rating below Baa3/P-2 given by Moody’s or below BBB-/A-2 given by S&P to a particular fixed income security/commercial paper. Fixed income securities rated below investment grade are also known as high yield or “junk” bonds. In addition, in this Prospectus, investment grade securities/commercial paper that are given a rating of Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are referred to as “high quality.” Securities referred to as investment grade, below investment grade, or high quality include not only securities rated by Moody’s and/or S&P, but also unrated securities that the Manager determines have credit qualities comparable to securities rated by Moody’s or S&P as investment grade, below investment grade, or high quality, as applicable.

When used in this Prospectus, references to the U.S. Equity Funds, International Equity Funds, and/or Fixed Income Funds include the GMO Funds listed below:

U.S. Equity Funds	Fixed Income Funds

—Quality Fund*	—Asset Allocation Bond Fund

—Real Estate Fund	—Asset Allocation International Bond Fund

—U.S. Core Equity Fund	—Core Plus Bond Fund

—U.S. Growth Fund	—Currency Hedged International Bond Fund

—U.S. Intrinsic Value Fund	—Domestic Bond Fund

—U.S. Small/Mid Cap Growth Fund**	—Emerging Country Debt Fund

—U.S. Small/Mid Cap Value Fund***	—Global Bond Fund

—Inflation Indexed Plus Bond Fund

International Equity Funds	—International Bond Fund

—Asset Allocation International Small Companies Fund	—Short-Duration Collateral Fund

—Currency Hedged International Equity Fund	—Short-Duration Collateral Share Fund

—Developed World Stock Fund	—Short-Duration Investment Fund

—Emerging Markets Fund	—Strategic Fixed Income Fund

—Emerging Domestic Opportunities Fund	—U.S. Treasury Fund

—Flexible Equities Fund

—Global Focused Equity Fund

—International Core Equity Fund

—International Growth Equity Fund

—International Intrinsic Value Fund

—International Intrinsic Value Extended Markets Fund

—International Large/Mid Cap Value Fund

—International Small Companies Fund

—Resources Fund

*	Although Quality Fund is categorized as a “U.S. Equity Fund,” Quality Fund also invests in non-U.S. equities.

**	It is expected that GMO U.S. Small/Mid Cap Growth Fund will be liquidated on or about January 31, 2012.

***	Effective January 16, 2012, GMO U.S. Small/Mid Cap Value Fund is renamed “GMO U.S. Small/Mid Cap Fund.”

Investments in Unaffiliated Money Market Funds and GMO U.S. Treasury Fund. For cash management purposes, the Fund may invest in unaffiliated money market funds and also may invest in GMO U.S. Treasury Fund, a GMO Fund described in a separate prospectus.

Fee and Expense Information. The following paragraphs contain additional information about the fee and expense information included in the Fund Summary.

Annual Fund Operating Expenses – Other Expenses and Acquired Fund Fees and Expenses. The amount listed under “Other expenses” in the “Annual Fund operating expenses” table included in the Fund Summary generally reflects direct expenses associated with an investment in the Fund for the fiscal year ended February 28, 2011. The Fund may invest in certain other funds of the Trust (each fund of the Trust, including the Fund, a “GMO Fund,” and collectively, the “GMO Funds”), and certain other pooled investment vehicles (“underlying funds”), and the indirect net expenses associated with the Fund’s investment in underlying funds (i.e., “acquired fund fees and expenses”) are reflected in the “Annual Fund operating expenses” table under “Acquired fund fees and expenses.” Acquired fund fees and expenses do not include expenses associated with investments in the securities of unaffiliated issuers unless those issuers hold themselves out to be investment companies. Acquired fund fees and expenses are generally based on expenses incurred by the Fund for the fiscal year ended February 28, 2011, and actual indirect expenses will vary depending on the particular underlying funds in which the Fund invests.

Fee and Expense Example. The expense example under “Example” included in the Fund Summary assumes that all dividends and distributions are reinvested.

Temporary Defensive Positions. The Fund may take temporary defensive positions. To the extent the Fund takes a temporary defensive position, it may not achieve its investment objective.

Fund Codes. See “Fund Codes” on the inside back cover of this Prospectus for information regarding the Fund’s ticker, news-media symbol, and CUSIP number.

This Prospectus does not offer shares in any state where they may not lawfully be offered.

DESCRIPTION OF PRINCIPAL RISKS

Investing in mutual funds involves many risks, and factors that may affect the Fund’s portfolio as a whole, called “principal risks,” are discussed briefly in the Fund’s summary and are summarized in additional detail in this section. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section describes the nature of these principal risks and some related risks, but does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time. The SAI includes more information about the Fund and its investments.

Because the Fund invests in other GMO Funds and other investment companies (as indicated under “Principal Investment Strategies” in the Fund’s summary), it is exposed to all the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the principal risks summarized below include both direct and indirect principal risks of the Fund, and, as indicated in the “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by the Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies. Some of the underlying GMO Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore a decline in the market value of a particular security held by those GMO Funds may affect their performance more than if they were diversified.

The Fund, by itself, generally is not a complete investment program but rather is intended to serve as part of a diversified portfolio of investments. An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equity Securities Risk. The Fund runs the risk that the market value of its equity investments will decline. The market value of an equity investment may decline for reasons that directly relate to the issuing company, such as management performance, financial leverage and reduced demand for its goods or services. It also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, increased production costs, regulation, or competitive industry conditions. In addition, market value may decline as a result of general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equity investments generally have greater price volatility than fixed-income and other investments with a scheduled stream of payments, and the market price of equity investments is more susceptible to moving up or down in a rapid or unpredictable manner.

The Fund may invest a substantial portion of its assets in equities and, as described under Additional Information About the Fund’s Investment Strategies, Risks, and Expenses — Temporary Defensive Positions,” generally does not take temporary defensive positions. As a result, declines in stock market prices generally are likely to reduce the net asset values of the Fund’s shares.

If the Fund purchases equity investments at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not increase to that value for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

Equity investments trading at higher multiples of current earnings than other securities have market values that often are more sensitive to changes in future earnings expectations than other securities. At times when the market is concerned that these expectations may not be met, the market values of those securities typically fall.

Fixed Income Securities Risk. The Fund’s investments in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. These risks include, but are not limited to, loss on its investments, lack of liquidity of its investments, and the impact of fluctuating interest rates. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (also known as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value”), resulting in differences between the values realized on the sale of the investments and the value at which the investments are carried on the books of the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A principal risk of the Fund’s investments in fixed income securities is that an increase in prevailing interest rates will cause the market value of those investments to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for longer periods of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down with the level of prevailing interest rates. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform the market for fixed rate securities when interest rates rise but outperform the market when interest rates decline. To the extent the Fund invests in fixed income securities paying no interest, such as zero coupon and principal-only securities, it will be exposed to additional interest rate risk.

The value of inflation indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates and increase during periods of declining real interest rates (i.e., nominal interest rate minus inflation). Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the value of inflation indexed bonds may decline more than the value of non-inflation indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. The interest payments on these investments cannot be known with certainty. The U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation) in the case of TIPS.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities Risk. Investments in asset-backed securities are subject to all of the market risks for fixed-income securities described above under “Fixed Income Securities Risk” and other market risks. These risks include, but are not limited to, loss on investments, lack of liquidity and impact of fluctuating interest rates.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets and, if any, the level of credit support and the credit quality of the credit-support provider. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market value of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income security (including an asset-backed security) will be unable or unwilling to satisfy its obligations to pay principal or interest payments or to otherwise honor its obligations. The market value of a fixed income security normally will decline as a result of the issuer’s failure to meet its payment obligations or the market’s expectation of a default, which may result from the downgrading of the issuer’s credit rating. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or domestic or foreign government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.

As noted under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans and credit-card receivables. Asset-backed securities also may be collateralized by the fees earned by service providers or by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The credit risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, and, if any, the level of credit support and the credit quality of the credit-support provider. See “Market Risk — Asset-Backed Securities” above for more information regarding credit and other risks associated with investments in asset-backed securities.

In some cases, the credit risk of some of the Fund’s fixed income securities are reflected in their credit ratings. Because the Fund invests in fixed income securities, it is also subject to varying degrees of risk that the credit ratings of the securities will be downgraded. However, credit ratings reflect only the opinions of the agencies issuing them, may change less quickly than relevant circumstances and are not absolute guarantees of the quality of the rated securities. Credit ratings agencies have been criticized for issuing credit ratings that did not fully reflect the risks of the rated securities or were not promptly downgraded when the risks increased. The Manager may rely on its own independent analysis of the credit quality and risks associated with individual securities considered for the Fund, rather than relying on ratings agencies or third-party research. The Manager’s capabilities in analyzing credit quality and associated risks for securities in which the Fund invests are particularly important, and there can be no assurance that the Manager will be successful in this regard.

The obligations of issuers also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. The Fund also will be exposed to credit risk on the reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

Credit risk is particularly pronounced for below investment grade securities (i.e., junk bonds), which are defined in this Prospectus under “Additional Information About the Fund’s Investment Strategies, Risks, and Expenses.” The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Although offering the potential for higher investment returns, below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse economic and competitive industry conditions. In the event of default of sovereign debt, the Fund may lack recourse against the sovereign issuer involved.

• LIQUIDITY RISK. The effect of liquidity risk is particularly pronounced when low trading volume, lack of a market maker, large size of position, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition, the more less-liquid securities the Fund holds, the more likely it is to honor a redemption request in-kind. Because the Fund’s principal investment strategies may involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, foreign securities (in particular emerging market securities), derivatives (in particular over-the-counter (“OTC”) derivatives), and/or securities subject to restrictions on resale, the Fund has increased exposure to liquidity risk. These types of investments can be difficult to value and are more likely to be fair valued (see “Determination of Net Asset Value”), resulting in differences between the values realized on the sale of the investments and the value at which the investments are carried on the books of the Fund. Less liquid securities are more susceptible than other securities to market value declines when markets decline generally.

The Fund is also exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing out a short position). Some of the markets, exchanges or securities in which the Fund invests may be less liquid and this would affect the price at which, and the time period in which, the Fund may liquidate positions to meet redemption requests or other funding requirements. Although U.S. Treasury securities have historically been among the most liquid fixed income investments, these securities may become less liquid in the future.

The Fund makes (or may make) investments in emerging market securities that are not widely traded and are sometimes subject to purchase and sale restrictions and/or in securities of companies with smaller market capitalizations that are not widely held and trade less frequently and in lesser quantities than securities of companies with larger market capitalizations.

• SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations, including small- and mid-cap companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements and other OTC contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities and indices. The SAI contains a description of the various types and uses of derivatives in the Fund’s investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives contracts typically can be closed only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if that occurs, the Fund may decide not to pursue its claims against the counterparty in order to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that do not require the counterparty to post collateral (e.g., foreign currency forwards), that require collateral but that do not provide for the Fund’s security interest in it to be perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Derivatives also present risks described elsewhere in this “Description of Principal Risks” section, including market risk, liquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used by the Fund or its pricing agents may not produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Derivatives also involve the risk that changes in their value may not move as expected relative to the value of the assets, rates or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

When the Fund uses credit default swaps to obtain synthetic long exposure to a fixed income security such as a debt instrument or index of debt instruments, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself (see “Leveraging Risk” below).

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund’s ability to engage in derivatives transactions for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

• FOREIGN INVESTMENT RISK. Because the Fund invests in foreign (non-U.S.) securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. The securities markets of many foreign countries involve securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of foreign securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Foreign portfolio transactions generally involve higher commission rates, transfer taxes and custodial costs. The Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on those securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. In addition, some jurisdictions may limit the Fund’s ability to profit from short term trading (as defined in the relevant jurisdiction).

Also, investing in foreign countries exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of issuers to which the Fund is exposed, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments that could adversely affect the market value of the Fund’s investments.

In some foreign markets, custody arrangements for securities provide significantly fewer protections than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of the Fund’s foreign investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many foreign markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, the Fund will be required to obtain exposure to the market through the purchase of American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a foreign license by one of the Manager’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Because the Fund may invest a significant portion of its assets in securities of issuers tied economically to emerging countries, it is subject to greater foreign investment risk than funds investing primarily in more developed foreign countries. The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies, in the case of long positions, or increase in value relative to other currencies, in the case of short positions. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to acquire positions in currencies whose value the Manager expects to correlate with the value of currencies the Fund owns, currencies the Manager wants the Fund to own, or currencies the Fund is exposed to through its investments. To the extent the Fund takes overweighted or underweighted currency positions and/or alters the currency exposure of the securities in which it has invested, its currency exposure may differ (in some cases significantly) from the currency exposure of its investments. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on its holdings of a particular currency and also lose money on the derivative. See also “Foreign Investment Risk” above.

Because the Fund may invest or trade in securities denominated in foreign currencies and may use related derivatives and have foreign currency holdings, it may be adversely affected by changes in the exchange rates of foreign currencies. In addition, some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert these currencies into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market where the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, or companies or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services) are subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors or companies. Securities, sectors or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments. See also “Real Estate Risk” below.

Similarly, to the extent the Fund invests a significant portion of its assets in investments tied economically to a particular geographic region, foreign country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making foreign investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region. In addition, a recession, debt crisis, or decline in currency valuation in one country within a region can spread to other countries in that region. Furthermore, to the extent the Fund invests in the debt or equity securities of companies located in a particular geographic region or foreign country, it is particularly vulnerable to events affecting companies located in that region or country because those companies often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Foreign Investment Risk” above.

• REAL ESTATE RISK. To the extent the Fund concentrates its assets in real-estate related investments, the value of its portfolio is subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding, changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover operating expenses, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and failing to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, and/or to maintain their exemption from investment company status under the1940 Act.

• LEVERAGING RISK. The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged (i.e., the Fund’s exposure to underlying securities, assets or currencies exceeds its net asset value). Leverage increases the Fund’s portfolio losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s use of reverse repurchase agreements also subjects the Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it avails itself of the right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. This is the risk that the counterparty to a repurchase agreement or reverse repurchase agreement or other OTC derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them. Counterparty risk is greater for derivatives with longer maturities where events may intervene to prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. To the extent the Fund has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. To the extent the Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the contracts’ counterparties because some types of swap contracts used by the Fund have durations longer than six months (and, in some cases, a number of decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund is also subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to OTC derivatives may be further complicated by recently enacted U.S. financial reform legislation. See “Derivatives Risk” above for more information.

• SHORT SALES RISK. The Fund may use short sales in its investment programs in an attempt to increase its returns and/or for hedging purposes. The Fund may seek to hedge investments or realize additional gains through short sales. The Fund may make short sales “against the box,” meaning the Fund may make short sales while owning or having the right to acquire, at no added cost, securities or currencies identical to those sold short. The Fund incurs transaction costs, including interest, when opening, maintaining and closing short sales against the box. Short sales against the box protect the Fund against the risk of loss in the value of a portfolio security or currency by offsetting a decline in value of the security or currency by a corresponding gain in the short position. The converse, however, is that any increase in the value of the security or currency will be offset by a corresponding loss in the short position.

• NATURAL RESOURCES RISK. The Fund may invest in GMO Resources Fund (“Resources Fund”), which is not offered by this Prospectus. Resources Fund concentrates its investments in the natural resources sector, and so is subject to greater risks than a fund that invests in a wider variety of industries. Resources Fund is particularly exposed to adverse developments affecting issuers in the natural resources sector. In addition, the securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. As a result, companies in the natural resources sector often have limited pricing power over supplies or for the products they sell which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by events relating to international political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Resources Fund’s concentration in the securities of companies with substantial natural resource assets will expose it to the price movements of natural resources to a greater extent than a more broadly diversified mutual fund. Because Resources Fund invests primarily in this economic sector, there is the risk that the Fund will perform poorly during an economic downturn or a slump in demand for natural resources. The Fund is exposed to the risks of investments in the natural resources sector to the extent it invests in Resources Fund.

• COMMODITIES RISK. Because of the Fund’s indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs.

The value of the Fund’s investments in commodity-related derivatives may fluctuate more than the commodity or commodities or commodity index to which these derivatives relate. See “Derivatives Risk” above for a discussion of certain specific risks of the Fund’s derivatives investments, including commodity-related derivatives.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets and adversely affect global economies and markets. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Description of Principal Risks” section, including market risk, liquidity risk, foreign investment risk, currency risk, credit risk and counterparty risk will likely increase. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objectives. For example, a disruption may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer such products on a more limited basis, or the current global economic crisis may strain the U.S. Treasury’s ability to satisfy its obligations.

• LARGE SHAREHOLDER RISK. To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds or other GMO Funds), the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts and/or on a frequent basis. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Fund are not subject to restrictions on the frequency of trading of Fund shares. These transactions could adversely affect the Fund if it sells portfolio securities to raise the cash to satisfy shareholder redemption requests or purchase portfolio securities to invest cash. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund. Asset allocation decisions by the Manager may result in substantial redemptions from (or investments into) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. These transactions also may accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, to the extent the Fund invests in other GMO Funds having large shareholders, the Fund is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. The Manager uses proprietary investment techniques in making investment decisions for the Fund, but that does not assure that the Manager will achieve the desired results and the Fund may incur significant losses. The Manager, for example, may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. The Manager’s portfolio managers may use quantitative analyses and/or models. Any imperfections or limitations in such analyses and/or models could affect the ability of the portfolio managers to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. There also can be no assurance that all of the Manager’s personnel will continue to be associated with the Manager for any length of time. The loss of the services of one or more employees of the Manager could have an adverse impact on the Fund’s ability to achieve its investment objective.

The Fund generally does not take temporary defensive positions. Instead it usually is fully invested in the asset classes in which it is permitted to invest (e.g., domestic equities, foreign equities, or emerging country debt).

The Fund also is subject to the risk of loss and impairment of operations from operational risk as a result of the Manager’s and other service providers’ provision of investment management, administrative, accounting, tax, legal, shareholder and other services to the Fund. Operational risk can result from inadequate procedures and controls, human error and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from purchasing or selling a security that the Manager expects will appreciate or decline in value, as the case may be, thus preventing the Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Fund for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund may invest in shares of other investment companies, including other GMO Funds, money market funds and ETFs (for purposes of this risk disclosure, “underlying Funds”), and is exposed to the risk that the underlying Funds do not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new investment in underlying Funds with higher fees or expenses than those of the underlying Funds in which the Fund has already invested. The fees and expenses associated with an investment in these underlying Funds can be less predictable and potentially higher than fees of other funds with similar investment programs.

The Fund also is indirectly exposed to all of the risks applicable to an investment in the underlying Funds. Because some underlying Funds (e.g., many of the Fixed Income Funds) in turn invest a substantial portion of their assets in other GMO Funds pursuant to an exemptive order obtained from the SEC, the Fund has more tiers of investments than funds in other groups of investment companies operating only pursuant to statutory and/or regulatory exemptions. Funds that invest in shares of other GMO Funds also are likely to be subject to Large Shareholder Risk because underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. The Fund invests a portion of its assets in shares of one or more other GMO Funds that are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance than if they were “diversified.” The Fund may invest without limitation in other GMO Funds that are not diversified.

MANAGEMENT OF THE FUND

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder services to the Fund and other GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2011, GMO managed on a worldwide basis more than $100 billion of assets for the GMO Funds and other investors, such as pension plans, endowments, and foundations.

Subject to the approval of the Trustees, the Manager establishes and modifies when it deems appropriate the investment strategies of the Fund. In addition to its management of the Fund’s investment portfolio and the shareholder services it provides to the Fund, the Manager administers the Fund’s business affairs.

Each class of shares of the Fund pays the Manager a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information.

For the fiscal year ended February 28, 2011, the manager received an investment management fee (after applicable waivers or reimbursements) equal to 0.00% of the Fund’s average daily net assets.

A discussion of the basis for the Trustees’ approval of the Fund’s investment management contract is included in the Fund’s shareholder report for the period during which the Trustees approved that contract.

GMO’s Asset Allocation Division is responsible for day-to-day investment management of the Fund. The Division’s investment professionals work collaboratively to manage the Fund’s portfolio, and no one person is primarily responsible for day-to-day management of the Fund.

The following table identifies the senior member of GMO’s Asset Allocation Division who is responsible for providing investment management services to the Fund and the senior member’s length of service as a senior member, title, and business experience during the past five years. The senior member manages or allocates responsibility for portions of the portfolios to members of his Division, oversees the implementation of trades, reviews the overall composition of the portfolios, including compliance with stated investment objectives and strategies, and monitors cash.

Investment Division	Senior Members (Length of Service)	Title; Business Experience During Past 5 Years
Asset Allocation	Ben Inker (since 1996)	Director, Asset Allocation Division, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.

The SAI contains information about how GMO determines the compensation of the senior member, other accounts he manages and related conflicts, and his ownership of the Fund and other GMO Funds for which he has responsibility.

Custodian and Fund Accounting Agent

State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Fund’s custodian and fund accounting agent.

Transfer Agent

State Street Bank serves as the Fund’s transfer agent.

Expense Reimbursement

As more fully described in the Fund’s “Annual Fund Operating Expenses” table under the caption “Fees and Expenses” in the Fund Summary, the Manager has contractually agreed to reimburse the Fund for the portion of the Fund’s total annual operating expenses that exceed 0.00% of the Fund’s average daily net assets (the “Expense Reimbursement Amount”) exclusive of “Excluded Fund Fees and Expenses.” As used in this Prospectus, “Excluded Fund Fees and Expenses” means management fees, shareholder service fees, expenses indirectly incurred by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services the Manager for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes).

In addition, the Manager has agreed to waive and/or reduce the Fund’s management and shareholder service fees in order to offset the management and shareholder service fees charged by the underlying GMO Funds in which the Fund invests.

The Fund’s contractual expense limitations will continue through at least December 31, 2012, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of each class of shares of the Fund is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time. The NAV per share of a class of shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. The Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by the Fund.

The value of the Fund’s investments is generally determined as follows:

Exchange-listed securities (other than Exchange-listed options)

•	Last sale price or

•	Official closing price or

•	Most recent quoted price published by the exchange (if no reported last sale or official closing price) or

•	Quoted price provided by a pricing source (if the private market is more reliable in determining market value than the exchange)

(Also, see discussion in “Fair Value Pricing” below regarding foreign equity securities.)

Exchange-listed options

•

Exchange-listed options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions

Unlisted securities (if market quotations are readily available)

•	Most recent quoted price

Note: There can be no assurance that quoted prices will be available. If reliable quotes are not available, the Fund may seek alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).

Non-emerging market debt obligations (having sixty days or less to final maturity)

•	Amortized cost (unless circumstances dictate otherwise; for example, if the issuer’s creditworthiness has become impaired)

All other fixed income securities (includes bonds, asset-backed securities, loans, structured notes)

•	Most recent quoted price supplied by a single pricing source chosen by the Manager

Shares of other GMO Funds and other open-end registered investment companies

•	Most recent NAV

“Fair Value” Pricing

For all other assets and securities, including derivatives, and in cases where market prices are not readily available or circumstances make an existing methodology or procedure unreliable, the Fund’s investments are valued at “fair value,” as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees.

With respect to the Fund’s use of “fair value” pricing, you should note the following:

▶ In some cases, a significant percentage of the Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

▶ Many foreign equity securities markets and exchanges close prior to the close of the NYSE, and, therefore, the closing prices for foreign equity securities in those markets or on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values those foreign equity securities (including those foreign equity securities underlying futures and other derivatives) as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models.

▶ The Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of a comparative index more than would otherwise be the case. For example, the Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s net asset value is calculated. In these cases, the index may use the local market closing price, whereas the Fund may use an adjusted “fair value” price.

Quoted prices are typically the “bid price” for securities held long and the “ask price” for securities sold short. If the pricing convention for the applicable security does not involve a bid or an ask, the quoted price is the quotation provided by a third party pricing source in accordance with the convention for that security.

The values of foreign securities quoted in foreign currencies, foreign currency balances and foreign forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

The Manager evaluates pricing sources on an ongoing basis and may change a pricing source at any time. The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund. In addition, because the Fund may hold portfolio securities listed on foreign exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the net asset value of the Fund’s shares may change significantly on days when shares cannot be redeemed.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has established a policy with respect to disclosure of its portfolio holdings. That policy is described in the SAI. The largest fifteen portfolio holdings of the Fund are posted monthly on GMO’s website. In addition, from time to time, position attribution information regarding the Fund may be posted to GMO’s website (e.g., best/worst performing positions in the Fund over a specified time period). Such information is available without a confidentiality agreement to registered users on GMO’s website.

Additional information regarding the Fund’s portfolio holdings as of each month’s end is made available to shareholders of the Trust, qualified potential shareholders as determined by GMO (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website approximately two days after month end. Periodically, in response to heightened market interest in specific issuers, the Fund’s holdings in one or more issuers may be made available on a more frequent basis to shareholders of the Trust, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

To access this information on GMO’s website (http://www.gmo.com/america/strategies), shareholders, potential shareholders, and their consultants and agents (“permitted recipients”) must contact GMO to obtain a password and user name (to the extent they do not already have them) and must generally enter into a confidentiality agreement with GMO and the Trust. GMO may also provide permitted recipients with information regarding an underlying GMO Fund and other direct holdings of the Fund, and a confidentiality agreement is not required to view this information. GMO may make portfolio holdings information available in alternate formats and under additional circumstances under the conditions described in the SAI. Beneficial owners of shares of the Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding the Fund’s portfolio holdings.

The Fund or GMO may suspend the posting of portfolio holdings, and the Fund may modify the disclosure policy, without notice to shareholders. Once posted, the Fund’s portfolio holdings will remain available on the website at least until the Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

HOW TO PURCHASE SHARES

Under ordinary circumstances, you may purchase the Fund’s shares directly from the Trust on days when the NYSE is open for business. In addition, certain brokers and agents are authorized to accept purchase and redemption orders on the Fund’s behalf. These brokers and agents may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for purchasing Fund shares through them. For instructions on purchasing shares, call the Trust at 1-617-346-7646, send an e-mail to SHS@GMO.com, or contact your broker or agent. The Trust will not accept a purchase request until it has received a GMO Trust Application deemed to be in good order by the Trust or its designated agent. In addition, the Trust may not accept a purchase request unless an IRS Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for foreign shareholders) with a correct taxpayer identification number (if required) is on file with GMO and that Form W-9 or W-8 is deemed to be in good order by the Trust’s withholding agent, State Street Bank and Trust Company. The Trust may require additional tax-related certifications, information or other documentation from you in order to comply with the reporting and withholding tax provisions enacted in March 2010 as part of the Hiring Incentives to Restore Employment Act. For more information on these rules, see the “Taxes” section in the SAI. Please consult your tax adviser to ensure all tax forms provided to the Trust are completed properly and maintained, as required, in good order. GMO has the right to make final good order assessments.

Purchase Policies. You must submit a purchase request in good order to avoid having it rejected by the Trust or its designated agent. In general, a purchase request is in good order if it includes:

•	The name of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list.

If payment in full (by check, wire, or, when approved, securities) is not received prior to the earlier of the close of the NYSE or 4:00 p.m. Boston time on the intended purchase date, the request may be rejected or deferred until payment is received unless prior arrangements for later payment have been approved by GMO.

If the purchase request is received in good order by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time), the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day (plus any applicable purchase premium). If that request is received after the close of regular trading on the NYSE, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE is open (plus any applicable purchase premium). See “Purchase Premiums and Redemption Fees” on page 34 of this Prospectus for a discussion of purchase premiums charged by the Fund, including circumstances under which all or a portion of the purchase premiums may be waived. Purchase premiums are not charged on reinvestments of distributions.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor in its GMO Trust Application. Additional identifying documentation also may be required. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

The Trust and its agents reserve the right to reject any purchase order. In addition, without notice, the Fund in its sole discretion may temporarily or permanently suspend sales of its shares to new investors and/or existing shareholders.

Minimum investment amounts (by class) are set forth in the tables on page 35 of this Prospectus. No minimum additional investment is required to purchase additional shares of the Fund. The Trust may waive initial minimums for some investors.

Funds advised or sub-advised by GMO (“Top Funds”) may purchase shares of the Fund after the close of regular trading on the NYSE (the “Cut-off Time”) and receive the current day’s price if the following conditions are met: (i) the Top Fund received a good order purchase request prior to the Cut-off Time on that day; and (ii) the purchase(s) by the Top Fund of shares of the Fund are executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Submitting Your Purchase Order Form. Completed purchase order forms can be submitted by mail or by facsimile or other form of communication pre-approved by Shareholder Services to the Trust at:

GMO Trust

c/o Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf

Boston, Massachusetts 02110

Facsimile: 1-617-439-4192

Attention: Shareholder Services

Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your purchase order form. Do not send cash, checks, or securities directly to the Trust. A purchase request submitted by mail is “received” by the Trust when it is actually delivered to the Trust or its designated agent. A purchase request delivered by facsimile is “received” by the Trust when it is actually received by the Trust or its designated agent.

Funding Your Investment. You may purchase shares:

•	with cash (via wire transfer or check)

▶	By wire. Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company, Boston, Massachusetts

ABA#: 011000028

Attn: Transfer Agent

Credit: GMO Deposit Account 00330902

Further credit: GMO Benchmark-Free Allocation Fund/Account name and number

▶	By check. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service: State Street Bank and Trust Company Transfer Agency/GMO Box 5493 Mail Code JHT1651 Boston, MA 02206	By Overnight Courier: State Street Bank and Trust Company Attn: Transfer Agency/GMO 200 Clarendon Street Mail Code JHT1651 Boston, MA 02116

•	in exchange for securities acceptable to the Manager

▶	securities must be approved by the Manager prior to transfer to the Fund.

▶	securities will be valued as set forth under “Determination of Net Asset Value”

•	by a combination of cash and securities

Frequent Trading Activity. As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to certain other GMO Funds and their shareholders. Frequent trading strategies are generally strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies may be disruptive to the efficient management of such Funds, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to such Funds and their shareholders.

The Trustees have adopted procedures designed to detect and prevent frequent trading activity that is harmful to the Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of foreign securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to the Fund or its shareholders, the Procedures permit GMO to adopt various prevention measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Fund will not automatically redeem shares that are the subject of a rejected exchange request. The Fund reserves the right to reject any order or terminate the sale of Fund shares at any time.

Shares of the Fund may be distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor for and/or restrict frequent trading in accordance with the Procedures. In addition, the Fund may rely on a financial intermediary to monitor for and/or restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that GMO considers to be potentially harmful to the Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.

HOW TO REDEEM SHARES

Under ordinary circumstances, you may redeem the Fund’s shares on days when the NYSE is open for business. Redemption requests should be submitted directly to the Trust unless the Fund shares to be redeemed were purchased through a broker or agent, in which case the redemption request should be effected through that broker or agent. The broker or agent may impose transaction fees and/or other restrictions (in addition to those described in this Prospectus) for redeeming Fund shares through it. For instructions on redeeming shares directly, call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com. Redemption proceeds for redemption requests received on the same day may be remitted at different times for different shareholders and, in any event, the Trust may take up to seven days to remit proceeds.

Redemption Policies. You must submit a redemption request in good order to avoid having it rejected by the Trust or its designated agent. In general, a redemption request is in good order if it includes:

•	The name of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed or the amount that the client wants to receive;

•	The date on which the redemption is to be made (subject to receipt prior to the close of regular trading on the NYSE on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Trust Application or subsequent authorized signers list; and

•

Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

If a redemption request in good order is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time), the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day (less any applicable redemption fee). If a redemption request is received after the close of regular trading on the NYSE, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day that the NYSE is open (less any applicable redemption fee) unless you or another authorized person on your account have instructed GMO Shareholder Services in writing to defer the redemption to another day. If you or another authorized person on your account have instructed GMO Shareholder Services to defer the redemption to another day, you or another authorized person on your account may revoke your redemption request in writing at any time prior to 4:00 p.m. Boston time or before the close of regular trading on the NYSE (whichever is earlier) on the redemption date. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). See “Purchase Premiums and Redemption Fees” on page 34 for a discussion of redemption fees charged by the Fund, including circumstances under which all or a portion of the fees may be waived. In the event of a disaster affecting Boston, Massachusetts, please contact GMO to confirm that your redemption request was received and is in good order.

Failure to provide the Trust with a properly authorized redemption request or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption request, delay in remittance of redemption proceeds, or a rejection of the redemption request.

In its sole discretion, GMO may determine to have the Fund pay redemption proceeds wholly or partly in securities (selected by GMO) instead of cash. In particular, if market conditions deteriorate and the Manager believes the Fund’s redemption fee (if any) is not fair compensation for transaction costs, the Fund may limit cash redemptions (honoring redemptions with portfolio securities) to protect the interests of all Fund shareholders. Redemptions in-kind may require shareholders to enter into new custodial arrangements if they do not have accounts available for holding securities directly.

If a redemption is paid in cash:

•	payment will generally be made by means of a federal funds transfer to the bank account designated in the relevant GMO Trust Application.

▶	designation of one or more additional bank accounts or any change in the bank accounts originally designated in the GMO Trust Application must be made in a recordable format by an authorized signatory according to the procedures in the GMO Trust Redemption Order Form

▶	if there is ambiguity with wire instructions that cannot be resolved in a timely manner, GMO may elect to remit redemption proceeds by check

•	upon request, payment will be made by check mailed to the registration address (unless another address is specified according to the procedures in the GMO Trust Redemption Order Form).

The Trust will not pay redemption proceeds to third-parties and does not offer check-writing privileges.

The Trust will not typically remit redemption proceeds to multiple bank accounts.

If a redemption is paid with securities, you should note that:

•	the securities will be valued as set forth under “Determination of Net Asset Value”

•

the securities will be selected by the Manager in light of the Fund’s objective and other practical considerations and may not represent a pro rata distribution of each security held in the Fund’s portfolio

•	you will likely incur brokerage charges on the sale of the securities

•	redemptions paid in securities are generally treated by shareholders for tax purposes the same as redemptions paid in cash

•	the securities will be transferred and delivered by the Trust as directed in writing by an authorized person on your account.

The Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	if the NYSE and/or the Federal Reserve Bank are closed on days other than weekends or holidays

•	during periods when trading on the NYSE is restricted

•	during an emergency that makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

•	during any other period permitted by the SEC for your protection.

Pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time if at that time: (i) the shares of the Fund or a class held by the shareholder have an aggregate net asset value of less than an amount determined from time to time by the Trustees; or (ii) the shares of the Fund or class held by the shareholder exceed a percentage of the outstanding shares of the Fund or the class determined from time to time by the Trustees. The Trustees have authorized GMO in its sole discretion to redeem shares to prevent a shareholder from becoming an affiliated person of the Fund.

Top Funds may redeem shares of the Fund after the Cut-off Time and receive the current day’s price if the following conditions are met: (i) the Top Fund received a redemption request prior to the Cut-off Time on that day; and (ii) the redemption of the shares of the Fund is executed pursuant to an allocation predetermined by GMO prior to that day’s Cut-off Time.

Cost Basis Reporting. Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchased your shares through a broker or agent, your broker or agent will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please consult the Fund or your broker or agent, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please also consult your tax advisor to determine which available cost basis method is best for you.

Submitting Your Redemption Request. Redemption requests can be submitted by mail or by facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares – Submitting Your Purchase Order Form.” Redemption requests submitted by mail are “received” by the Trust when actually received by the Trust or its designated agent. Call the Trust at 1-617-346-7646 or send an e-mail to SHS@GMO.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption request.

PURCHASE PREMIUMS AND REDEMPTION FEES

Purchase premiums and redemption fees are paid to and retained by the Fund to help offset non de minimis estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder.

The Fund may charge purchase premiums and redemption fees. Purchase premiums and redemption fees for the Fund are typically reassessed annually based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying Funds in which the Fund invests, provided that, if that weighted average is less than 0.05%, the Fund usually does not charge a purchase premium or redemption fee.

The Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time. Please refer to the “Shareholder Fees” table under the caption “Fees and Expenses” in the Fund Summary for details regarding the purchase premium and redemption fee charged by the Fund.

Purchase premiums are not charged on reinvestments of distributions. Redemption fees apply to all shares of the Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

Waiver of Purchase Premiums/Redemption Fees

If the Manager determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

The Manager also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of the Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. For example, the Manager may waive all or a portion of the purchase premiums and/or redemption fees for the Fund when they are de minimis and/or the Manager deems it equitable to do so, including without limitation when the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying funds are less than the purchase premium and/or redemption fee imposed by the Fund.

The Manager will waive or reduce the purchase premium when securities are used to purchase the Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. The Fund may waive or reduce redemption fees when it uses portfolio securities to redeem its shares. However, when a substantial portion of the Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation,

intermediary platforms that are allowed pursuant to agreements with GMO Trust to transmit orders for purchases and redemptions the day after those orders are received.

The Manager may consider known cash flows out of or into the Fund when placing orders for the cash purchase or redemption of Fund shares by accounts over which the Manager has investment discretion, including other GMO Funds and other pooled investment vehicles. Consequently, those accounts will tend to benefit more from waivers of the Fund’s purchase premiums and redemption fees than other Fund shareholders.

MULTIPLE CLASSES AND ELIGIBILITY

The Fund offers multiple classes of shares. The sole economic difference among the various classes of shares described in this Prospectus is in their shareholder service fee. Differences in the fee reflect the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the client’s assets. Thus, the shareholder service fee generally is lower for classes requiring greater minimum investments.

Eligibility to purchase Fund shares or different classes of Fund shares depends on the client’s meeting either (i) the minimum “Total Fund Investment,” which includes only a client’s total investment in the Fund, or (ii) the minimum “Total GMO Investment,” both set forth in the table below. No minimum additional investment is required to purchase additional shares of the Fund.

Minimum Investment Criteria for Class Eligibility

	Minimum Total Fund Investment	Minimum Total GMO Investment	Shareholder Service Fee (as a % average daily net assets)
Class III Shares	N/A	$10 million	0.15%[1]
Class IV Shares	$125 million	$250 million	0.10%[1]

[1]	The Fund indirectly bears shareholder service fees by virtue of its investments in other GMO Funds.

A client’s Total GMO Investment equals the Manager’s estimate of the market value of all the client’s assets managed by GMO and its affiliates (i) at the time of the client’s initial investment, (ii) at the close of business on the last business day of each calendar quarter, or (iii) at other times as determined by the Manager (including those described below under “Conversions between Classes”) (each, a “Determination Date”). When purchasing shares of the Fund, investors should consult with the Manager to determine the applicable Determination Date and the share classes for which they are eligible.

Upon request GMO may permit a client to undertake in writing to meet the applicable Total Fund Investment or Total GMO Investment minimums over a specified period (a “Commitment Letter”).

You should note:

•	No minimum additional investment is required to purchase additional shares of the Fund or any class of shares of the Fund.

•

GMO makes all determinations as to the aggregation of client accounts for purposes of determining eligibility. See the SAI for a discussion of factors GMO considers relevant when making those determinations.

•	Eligibility requirements for the Fund or each class of shares of the Fund, as the case may be, are subject to change.

•

The Trust may waive eligibility requirements for certain persons, accounts, or special situations. As of the date of this Prospectus, these waivers include the waiver of eligibility requirements for (i) GMO Funds and other accounts over which GMO has investment discretion that invest in other GMO Funds, (ii) GMO partners, employees and their family members, and (iii) the Trustees of the Trust, each of which may invest in the least expensive class of those GMO Funds offered at the time of investment without regard to the amount invested.

•	Investments through an intermediary generally are invested in Class III Shares.

Conversions between Classes

As described in “Additional Summary Information About the Funds,” in determining whether a client is eligible to purchase Fund shares, GMO considers each client’s Total Fund Investment and Total GMO Investment on each Determination Date. Based on this determination, and subject to the following, each client’s shares of the Fund eligible for conversion will be converted to the class of shares of the Fund with the lowest shareholder service fee for which the client satisfies all minimum investment requirements (or, to the extent the client already holds shares of that class, the client will remain in that class). Except as noted below, with respect to the Fund:

•

To the extent a client satisfies all minimum investment requirements for a class of shares then being offered that bears a lower shareholder service fee than the class held by the client on the Determination Date (generally at the close of business on the last business day of each calendar quarter), the client’s shares eligible for conversion generally will be automatically converted to that class within 45 calendar days following the Determination Date on a date selected by the Manager.

•

If a client no longer satisfies all minimum investment requirements for the class of shares of the Fund held by the client on the last Determination Date of a calendar year (generally at the close of business on the last business day of the calendar year), the Fund generally will convert the client’s shares to the class it is then offering bearing the lowest shareholder service fee for which the client satisfies all minimum investment requirements (and which class will typically bear a higher shareholder service fee than the class then held by the client). If a client no longer satisfies all minimum investment requirements for any class of the Fund as of the last Determination Date of a calendar year, the Fund will convert the client’s shares to the class of the Fund then being offered bearing the highest shareholder service fee. Notwithstanding the foregoing, a client’s shares will not be converted to a class of shares bearing a higher shareholder service fee without at least 15 calendar days’ prior notice, and if the client makes an additional investment and/or the value of the client’s shares otherwise increases prior to the end of the notice period so as to satisfy all minimum investment requirements for the client’s current class of shares, the client will remain in the class of shares then held by the client. Solely for the purpose of determining whether a client has satisfied the minimum investment requirements for a client’s current class of shares, the value of the client’s shares is considered to be the greater of (i) the value of the client’s shares on the relevant Determination Date or (ii) the value of the client’s shares on the date that GMO reassesses the value of the client’s account for the purpose of sending notice of a proposed conversion. If the client is not able to make an additional investment in the Fund solely because the Fund is closed to new investment or is capacity constrained, the class of shares then held by the client will not be converted unless the Manager approves reopening the Fund to permit the client to make an additional investment. The conversion of a client’s shares to a class of shares bearing a higher shareholder service fee generally will occur within 60 calendar days following the last Determination Date of a calendar year or, in the case of conversion due to an abusive pattern of investments and/or redemptions, on any other date the Manager determines.

The Fund may at any time without notice convert a client’s shares to the class it is then offering bearing the lowest shareholder service fee for which the client satisfied all minimum investment requirements (or, if the Fund has no such class, the class of the Fund bearing the highest shareholder service fee) if the client no longer satisfies all minimum investment requirements for the class of shares held by the client and: (i) the Manager believes the client has engaged in an abusive pattern of investments and/or redemptions (e.g., a large investment just before a Determination Date and a redemption right after the Determination Date), (ii) the client fails to meet the applicable Total Fund Investment or Total GMO Investment minimums by the time specified in the client’s Commitment Letter, or (iii) the total expense ratio borne by the client immediately following the conversion is equal to or less than the total expense ratio borne by the client immediately prior to such conversion (after giving effect to any applicable fee and expense waivers or reimbursements).

The Fund has been advised by counsel that, for tax purposes, the conversion of a client’s investment from one class of shares to another class of shares in the Fund should not result in the recognition of gain or loss in the shares that are converted. The client’s tax basis in the new class of shares immediately after the conversion should equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

DISTRIBUTIONS AND TAXES

The Fund’s policy is to declare and pay distributions of its net investment income, if any, semi-annually. The Fund also intends to distribute net realized capital gains, whether from the sale of securities held by the Fund for not more than one year (net short-term capital gains) or from the sale of securities held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Fund may, from time to time and at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by the Fund. From time to time, distributions by the Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders. Shareholders should read the description below for information regarding the tax character of distributions from the Fund to shareholders.

Typically, all dividends and/or distributions are reinvested in additional shares of the Fund, at net asset value, unless a shareholder elects to receive cash. Shareholders may elect to receive cash by marking the appropriate boxes on the GMO Trust Application, by writing to the Trust, or by notifying their broker or agent. No purchase premium is charged on reinvested dividends or distributions.

It is important for you to note:

•

The Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

•	For U.S. federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income.

•

For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net realized capital gains from the sale of investments that the Fund owned for more than one year and that are reported by the Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Distributions of net realized capital gains from the sale of investments that the Fund owned for one year or less generally are taxable to shareholders as ordinary income.

•

The Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

•

The Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such years. If the Fund has incurred net capital losses in a taxable year beginning on or before December 22, 2010, the Fund is permitted to carry those losses forward for up to eight taxable years. Any losses remaining at the end of the eight-year period will expire unused. If the Fund incurs net capital losses in a taxable year beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration until such losses are fully utilized. The Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. See “Taxes” in the SAI for more information.

•

For taxable years beginning before January 1, 2013, distributions of net investment income properly reported by the Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Long-term capital gain rates applicable to most individuals have been reduced to 15% (with a 0% rate applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2013. The “qualified dividend income” provision and the reduction of long-term capital gain rates for individuals will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•

Distributions by the Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

•

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws generally will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions from such a plan.

•

Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term or long-term capital gain, depending on how long the Fund shares were held by the shareholder.

•

The Fund’s investments in underlying Funds or other investment companies treated as partnerships or RICs for U.S. federal income tax purposes can cause the Fund’s distributions to vary in terms of their timing, character, and/or amount from what the Fund’s distributions would have been had the Fund invested directly in the portfolio securities and other assets held by the underlying Funds or other investment companies. See “Taxes” in the SAI for more information.

•

The Fund’s or an underlying Fund’s investment in foreign securities may be subject to foreign withholding or other taxes on dividends, interest, or capital gains. The Fund or an underlying Fund may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities. Those withholding and other taxes will reduce the Fund’s or an underlying Fund’s, as applicable, yield on its foreign securities. The foreign withholding and other tax rates applicable to the Fund’s or an underlying Fund’s investments in certain foreign jurisdictions may be higher if the Fund or an underlying Fund, as applicable, has a significant number of non-U.S. shareholders than if it has fewer non-U.S. shareholders. In certain instances, the Fund’s shareholders may be entitled to claim a credit or deduction (but not both) for foreign taxes paid by the Fund or an underlying Fund or other investment company in which the Fund or an underlying Fund invests. In addition, the Fund’s or an underlying Fund’s investments in certain foreign securities, foreign currencies, or foreign currency derivatives may accelerate distributions by the Fund to its shareholders and increase the distributions taxed to Fund shareholders as ordinary income. See “Taxes” in the SAI for more information.

•

Under the GMO Funds’ securities lending arrangements, when a dividend is paid to a Fund security out on loan, the borrower is required to pay to that Fund a substitute payment at least equal, on an after-tax basis, to the dividend that such Fund would have received if it had received the dividend directly. Because some borrowers of foreign securities may be subject to levels of taxation that are lower than the rates applicable to that Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay that Fund for the opportunity to earn that profit. In the United States, certain swaps and securities lending transactions designed to enable non-U.S. persons to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends have received the attention of U.S. lawmakers. In response, Congress enacted legislation in March 2010 to limit these practices. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to foreign securities or that foreign taxing authorities will not otherwise challenge beneficial tax results arising from swap or securities lending arrangements.

•

Certain of the Fund’s or the underlying Funds’ investment practices, including derivative transactions, short sales, hedging activities generally, and securities lending activities, as well as their investments in certain types of securities, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, master limited partnerships, and, potentially, so called “indexed securities” (such as inflation indexed bonds), will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of the Fund’s distributions to its shareholders and, in some cases, may cause the Fund or an underlying Fund, as applicable, to liquidate investments at a time when it is not advantageous to do so. See “Taxes” in the SAI for more information about the tax consequences of specific Fund and underlying Fund investment practices and investments.

•

Investments by Resources Fund, an underlying Fund, in certain natural-resources related investments may be limited by its intention to qualify as a RIC, and may adversely affect its ability to qualify as a RIC in a particular year. If Resources Fund were to fail to qualify as a

RIC for a particular year, the Fund’s returns from any investment in that underlying Fund could be adversely affected.

This section provides a general summary of the principal U.S. federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents, or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local, or other applicable taxes (including the federal alternative minimum tax). Most states permit mutual funds, such as the Fund, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by the Fund, to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. You should consult your tax advisors regarding the applicability of any such exemption to your situation.

See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in the Fund for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

The financial highlight table is intended to help you understand the Fund’s financial performance for the past five years. Some information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the six months ended August 31, 2011) has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Trust’s Annual Reports, which are incorporated by reference in the SAI and available upon request. The Fund’s unaudited financial statements for the six months ended August 31, 2011 are included in the Trust’s Semi-Annual Reports, which are also incorporated by reference in the SAI and available upon request. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature. Information is presented for Class III shares of the Fund, as this was the only share class of the Fund that had investment operations during the reporting periods.

BENCHMARK-FREE ALLOCATION FUND

	Six Months Ended		Class III Shares
	August 31, 2011		Year Ended February 28/29,
	(Unaudited)		2011		2010		2009		2008		2007
Net asset value, beginning of period	$22.72		$21.49		$17.51		$25.30		$26.92		$27.76

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.09		0.36		0.64		3.21		1.19		0.80
Net realized and unrealized gain (loss)	0.27		1.28		4.11		(6.72)		1.18		1.63

Total from investment operations	0.36		1.64		4.75		(3.51)		2.37		2.43

Less distributions to shareholders:
From net investment income	(0.17)		(0.41)		(0.75)		(3.71)		(1.12)		(1.16)
From net realized gains	—		—		(0.02)		(0.57)		(2.87)		(2.11)

Total distributions	(0.17)		(0.41)		(0.77)		(4.28)		(3.99)		(3.27)

Net asset value, end of period	$22.91		$22.72		$21.49		$17.51		$25.30		$26.92

Total Return(b)	1.59	%**	7.69%		27.18%		(15.11)%		8.60%		9.31%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$588,967		$3,170,573		$1,733,173		$1,436,951		$1,610,066		$1,296,396
Net expenses to average daily net assets(c)(d)	0.00	%(e)*	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00%
Net investment income (loss) to average daily net assets(a)	0.80	%*	1.63%		3.14%		14.05%		4.30%		2.94%
Portfolio turnover rate	17	%**	19%		24%		40%		57%		45%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01	%*	0.01%		0.01%		0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts†	$0.00	(f)	$0.01		$0.01		$0.00	(f)	$0.00	(f)	$0.00 (f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)	The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds.

(d)	Net expenses to average daily net assets were less than 0.01%.

(e)	The net expense ratio does not include the effect of expense reductions.

(f)	Purchase premiums and redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

*	Annualized.

**	Not annualized.

INVESTMENT IN OTHER GMO FUNDS

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include the International Equity Funds, the U.S. Equity Funds, the Fixed Income Funds, and Alpha Only Fund, each offered in a separate prospectus, which may be obtained free of charge from the Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646. Additionally, the Fund may invest in the following GMO Funds, offered in separate private placement memorandums.

GMO Alternative Asset Opportunity Fund. GMO Alternative Asset Opportunity Fund (“AAOF”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. AAOF is managed by GMO.

AAOF pays an investment management fee to the Manager at the annual rate of 0.70% of AAOF’s average daily net assets. AAOF offers a single class of shares. AAOF pays shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets.

AAOF’s investment objective is long-term total return.

AAOF plans to pursue its investment objective by investing in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward foreign exchange contracts as well as making other investments. AAOF seeks to take advantage of the Manager’s proprietary quantitative investment models for global tactical asset allocation and equity, bond, currency and commodity market selection.

In addition, AAOF normally invests assets not held as margin for futures or forward transactions or paid as option premiums in U.S. and non-U.S. fixed income securities. AAOF may hold cash directly (i.e., Treasury-Bills), invest in money market funds or hold shares of other series of the Trust, including Short-Duration Collateral Fund (“SDCF”) and U.S. Treasury Fund.

The Manager’s models for this active quantitative process are based on the following strategies:

Value-Based Strategies. Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

Sentiment-Based Strategies. Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior and momentum.

The Manager may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

To gain exposure to commodities and certain other assets, AAOF invests in a wholly-owned subsidiary company. GMO serves as the investment manager to this company but does not receive any additional management or other fees for such services. The company invests primarily in commodity-related derivatives and fixed income securities, but may also invest in any other investments in which AAOF may invest directly. References to AAOF in this summary of AAOF’s investment strategy may refer to actions undertaken by AAOF or the subsidiary company. AAOF does not invest directly in commodities and commodity-related derivatives.

If deemed prudent by the Manager, AAOF will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with AAOF’s normal investment strategies. AAOF may not achieve its investment objective while it is taking temporary defensive measures. AAOF has previously taken temporary defensive positions and has availed itself of the right to honor redemption requests in-kind. AAOF does not seek to maintain a specified interest rate duration for its portfolio.

AAOF’s benchmark is the Citigroup 3 Month Treasury Bill Index, which is a short-term Treasury bill index independently maintained and published by Citigroup.

To the extent the Fund invests in AAOF, it is subject to all of the risks to which AAOF is exposed. The principal risks of an investment in AAOF include Derivatives Risk, Currency Risk, Market Risk — Equity Securities, Market Risk — Fixed Income Securities, Commodities Risk, Foreign Investment Risk, Counterparty Risk, Short Sales Risk, Management and Operational Risk, Credit Risk, Liquidity Risk, Leveraging Risk, Market Risk — Asset-Backed Securities, Fund of Funds Risk, Large Shareholder Risk, and Market Disruption and Geopolitical Risk. AAOF is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by AAOF may affect AAOF’s performance more than if AAOF were diversified. To the extent the Fund invests in AAOF, shareholders are indirectly exposed to these risks, in addition to all risks associated with their investment the Fund.

GMO Debt Opportunities Fund. GMO Debt Opportunities Fund (“Debt Opportunities Fund”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. Debt Opportunities Fund is managed by GMO.

Debt Opportunities Fund pays an investment management fee to the Manager at the annual rate of 0.25% of Debt Opportunities Fund’s average daily net assets for each class of shares. Debt Opportunities Fund offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, and Class VI shares pay shareholder service fees at the annual rate of 0.055% of that class’s average daily net assets.

Debt Opportunities Fund’s investment objective is positive total return.

Debt Opportunities Fund seeks to achieve its investment objective by investing primarily in debt investments. Debt Opportunities Fund is permitted to make investments in all types of U.S. and foreign debt investments, without regard to the credit rating of the obligor. Debt Opportunities Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). Debt Opportunities Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, Debt Opportunities Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Debt Opportunities Fund also may use other exchange-traded and OTC derivatives. Debt Opportunities Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets.

Debt Opportunities Fund is not restricted in its exposure to any type of debt investment, and at times may be substantially exposed to a single type of debt investment (e.g., asset-backed securities). Debt Opportunities Fund’s debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Debt Opportunities Fund may invest in securities of any credit quality. There is no limit on the amount of Debt Opportunities Fund’s total assets that may be invested in below investment grade securities, and Debt Opportunities Fund may invest in material positions of below investment grade securities. Debt investments rated below investment grade are also known as high yield or “junk” bonds.

Upon the commencement of its operations, Debt Opportunities Fund initially expects to invest substantially all of its assets in asset-backed securities, a substantial portion of which will be junk bonds.

For cash management purposes, Debt Opportunities Fund may invest in U.S. Treasury Fund, another series of GMO Trust, and unaffiliated money market funds.

In selecting debt investments for Debt Opportunities Fund’s portfolio, the Manager emphasizes a “bottom-up” approach to examining and selecting investments and uses analytical techniques to identify inefficiencies in the pricing of investments and to identify those the Manager believes are undervalued.

If deemed prudent by the Manager, Debt Opportunities Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with Debt Opportunities Fund’s normal investment strategies. Debt Opportunities Fund may not achieve its investment objective while it is taking temporary defensive measures. Debt Opportunities Fund does not seek to maintain a specified interest rate duration for its portfolio.

Under normal circumstances, Debt Opportunities Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments.

To the extent the Fund invests in Debt Opportunities Fund, it is subject to all of the risks to which Debt Opportunities Fund is exposed. The principal risks of an investment in Debt Opportunities Fund include Market Risk — Fixed Income Securities, Market Risk — Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Management and Operational Risk, Fund of Funds Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, Foreign Investment Risk and Currency Risk. Debt Opportunities Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by Debt Opportunities Fund may affect Debt Opportunities Fund’s performance more than if Debt Opportunities Fund were diversified. To the extent the Fund invests in Debt Opportunities Fund, shareholders are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

GMO High Quality Short-Duration Bond Fund. GMO High Quality Short-Duration Bond Fund (“High Quality Fund”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. High Quality Fund is managed by GMO.

High Quality Fund pays an investment management fee to the Manager at the annual rate of 0.05% of High Quality Fund’s average daily net assets for each class of shares. High Quality Fund offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets, and Class VI shares pay shareholder service fees at the annual rate of 0.055% of that class’s average daily net assets.

High Quality Fund’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

High Quality Fund seeks to add value relative to its benchmark to the extent consistent with the preservation of capital and liquidity. To implement its investment strategies, High Quality Fund primarily invests in high quality U.S. and foreign fixed income securities. High Quality Fund may invest in fixed income securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments (including securities neither guaranteed nor insured by the U.S. government). High Quality Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, High Quality Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. High Quality Fund also may use other exchange-traded and OTC derivatives. High Quality Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, and, as a result, it may be leveraged in relation to its assets.

High Quality Fund’s fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. While High Quality Fund primarily invests in high quality bonds, High Quality Fund may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality.

For cash management purposes, High Quality Fund may invest in U.S. Treasury Fund, another series of GMO Trust, and unaffiliated money market funds.

In selecting fixed income securities for High Quality Fund’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment.

If deemed prudent by the Manager, High Quality Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with High Quality Fund’s normal investment strategies. High Quality Fund may not achieve its investment objective while it is taking temporary defensive measures.

The Manager normally seeks to maintain an estimated interest rate duration of 365 days or less for High Quality Fund’s portfolio. High Quality Fund’s dollar-weighted average portfolio maturity may be substantially longer than its dollar-weighted average interest rate duration. The Manager estimates High Quality Fund’s dollar-weighted average interest rate duration by aggregating the durations of High Quality Fund’s direct and indirect individual holdings and weighting each holding based on its market value. Duration needs to be estimated when the obligor to a fixed income security is required to prepay principal and/or interest on the security and the payments are not denominated in U.S. dollars. The Manager may estimate duration by traditional means or through empirical analysis, which may produce results that differ from those produced by traditional methods of calculating duration.

Under normal circumstances, High Quality Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in high quality bonds. High Quality Fund’s benchmark is the J.P. Morgan U.S. 3 Month Cash Index, which is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

To the extent the Fund invests in High Quality Fund, it is subject to all of the risks to which High Quality Fund is exposed. The principal risks of an investment in High Quality Fund include Market Risk — Fixed Income Securities, Market Risk — Asset-Backed Securities, Credit Risk, Liquidity Risk,

Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Management and Operational Risk, Fund of Funds Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, Foreign Investment Risk and Currency Risk. High Quality Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by High Quality Fund may affect High Quality Fund’s performance more than if High Quality Fund were diversified. To the extent the Fund invests in High Quality Fund, shareholders are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

GMO Implementation Fund. GMO Implementation Fund (“Implementation Fund”), a series of the Trust, is not offered in this Prospectus. It is currently anticipated that Benchmark-Free Allocation Fund will be the sole shareholder of the Fund. Implementation Fund is managed by GMO.

Implementation Fund does not pay an investment management fee or shareholder service fee to the Manager.

Implementation Fund’s investment objective is a positive total return. Implementation Fund does not have a particular securities market index as a benchmark and does not seek to outperform a particular index or blend of indices (i.e., Implementation Fund seeks positive return, not “relative” return).

The Manager pursues the Implementation Fund’s investment objective by using investment strategies designed to complement the investment program of GMO Benchmark-Free Allocation Fund. Accordingly, Implementation Fund is not a standalone investment. The Manager uses multi-year forecasts of relative value and risk to determine the Fund’s strategic direction.

Depending on the Manager’s outlook, Implementation Fund may have exposure to any asset class (e.g., foreign equity, U.S. equity, emerging country equity, emerging country debt, foreign fixed income, and U.S. fixed income). Implementation Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in a single asset class. Implementation Fund may invest in companies of any market capitalization. In addition, Implementation Fund is not limited in how much it may invest in any market, and it may invest all of its assets in the securities of a limited number of companies in a single country and/or capitalization range. Implementation Fund may have substantial exposure to a particular country or type of country. Implementation Fund may invest a significant portion of its assets in the securities of companies in industries with high positive correlations to one another. To the extent Implementation Fund invests in fixed income securities, Implementation Fund may have significant exposure to below investment grade securities; in addition, the Manager will not seek to maintain a specified interest rate duration for Implementation Fund. The Manager’s ability to shift investments among asset classes is not subject to any limits.

For cash management purposes, Implementation Fund may invest in U.S. Treasury Fund, another series of GMO Trust, and unaffiliated money market funds.

Implementation Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

To the extent the Fund invests in Implementation Fund, it is subject to all of the risks to which Implementation Fund is exposed. The principal risks of an investment in Implementation

Fund include Market Risk – Equity Securities Risk, Market Risk – Fixed Income Securities Risk, Market Risk – Asset-Backed Securities Risk, Foreign Investment Risk, Smaller Company Risk, Liquidity Risk, Derivatives Risk, Currency Risk, Management and Operational Risk, Credit Risk, Counterparty Risk, Leveraging Risk, Real Estate Risk, Short Sales Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Implementation Fund is a non-diversified investment company under the 1940 Act, and as a result, it may be subject to greater credit, market, and other risks, and poor performance by a single issuer may have a greater impact on its performance than if Implementation Fund were diversified. To the extent the Fund invests in Implementation Fund, shareholders are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

GMO Special Situations Fund. GMO Special Situations Fund (“SSF”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. SSF is managed by GMO.

SSF pays an investment management fee to the Manager at the annual rate of 0.37% of SSF’s average daily net assets for each class of shares. SSF offers Class III and Class VI shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets and Class VI shares pay shareholder service fees at the annual rate of 0.055% of that class’s average daily net assets.

SSF’s investment objectives are capital appreciation and capital preservation.

The Manager pursues SSF’s investment objectives by using investment strategies designed to complement broader asset allocation strategies being implemented by the Manager in other GMO asset allocation funds or accounts. Accordingly, SSF is not a stand-alone investment. The Manager uses multi-year forecasts of relative value and risk to determine SSF’s strategic direction.

SSF may have long or short exposure to foreign and U.S. equity securities (which may include both growth and value style equities and equities of any market capitalization), foreign and US. fixed income securities (which may include fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). SSF is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equity securities or fixed income securities). In addition, SSF is not restricted in its exposure (long or short) to any particular market. SSF may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). SSF could be subject to material losses from a single investment.

In pursuing its investment objectives, SSF is permitted to use a wide variety of exchange-traded and OTC derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and foreign currency derivative transactions. SSF is not limited in its use of derivatives or in the absolute face value of its derivatives positions, and, as a result, it may be leveraged in relation to its assets. SSF may choose to make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for such services.

SSF does not seek to control risk relative to a particular securities market index or benchmark. In addition, SSF does not seek to outperform a particular securities market index or blend of market indices (i.e., SSF does not seek “relative” return).

For cash management purposes, SSF may invest in U.S. Treasury Fund, another series of GMO Trust, and unaffiliated money market funds.

SSF normally does not take temporary defensive positions. To the extent SSF takes a temporary defensive position, it may not achieve its investment objective.

To the extent the Fund invests in SSF, it is subject to all of the risks to which SSF is exposed. The principal risks of an investment in SSF include Customized Investment Program Risk, Management and Operational Risk, Derivatives Risk, Currency Risk, Leveraging Risk, Liquidity Risk, Counterparty Risk, Focused Investment Risk, Foreign Investment Risk, Market Risk — Fixed Income Securities, Credit Risk, Market Risk — Equity Securities, Market Disruption and Geopolitical Risk, Large Shareholder Risk, Fund of Funds Risk and Market Risk — Asset-Backed Securities. SSF is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by SSF may affect SSF’s performance more than if SSF were diversified. To the extent the Fund invests in SSF, shareholders are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

GMO World Opportunity Overlay Fund. GMO World Opportunity Overlay Fund (“Overlay Fund”), a series of the Trust, is not offered in this Prospectus and its shares are principally available only to other GMO Funds and certain other accredited investors. Overlay Fund is managed by GMO.

Overlay Fund does not pay an investment management or shareholder service fee to the Manager. Overlay Fund offers a single class of shares.

Overlay Fund’s investment objective is total return greater than that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

Overlay Fund seeks to achieve its investment objective by using derivatives and direct investments in fixed income securities to seek to exploit misvaluations in global interest rate, credit and currency markets. Overlay Fund’s direct investments in fixed income securities include U.S. and foreign asset-backed securities and other fixed income securities (including Treasury Separately Traded Registered Interest and Principal Securities (STRIPS), Inflation-Protected Securities issued by the U.S. Treasury (TIPs), Treasury Securities and global bonds).

Overlay Fund seeks to achieve its investment objective by attempting to identify and estimate the relative misvaluation of global interest rate, credit and currency markets. Based on such estimates, Overlay Fund establishes its positions across global interest rate, credit and currency markets. Derivative positions taken by Overlay Fund are implemented primarily through interest rate swaps and/or futures contracts, currency forwards and/or options, and credit default swaps on single-issuers or indices. As a result of its derivative positions, Overlay Fund typically will have a net notional value in excess of its net assets and will have a higher tracking error, along with concomitant volatility, relative to its benchmark. Overlay Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivatives positions, and, as a result, Overlay Fund may be leveraged in relation to its assets.

Overlay Fund has a substantial investment in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, Overlay Fund may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Overlay Fund’s fixed income securities may include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Because of the deterioration in credit markets that became acute in 2008, Overlay Fund has and is expected to continue to have material exposure to below investment grade securities. If deemed prudent by the Manager, Overlay Fund will take temporary defensive measures until the Manager has determined that normal conditions have returned or that it is otherwise prudent to resume investing in accordance with Overlay Fund’s normal investment strategies. Overlay Fund may not achieve its investment objective while it is taking temporary defensive measures. Because of the above-referenced deterioration in credit markets, Overlay Fund has previously taken temporary defensive positions and has availed itself of the right to honor redemption requests in-kind.

Overlay Fund’s benchmark is the J.P. Morgan U.S. 3 Month Cash Index, which is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

To the extent the Fund invests in Overlay Fund, it is subject to all of the risks to which Overlay Fund is exposed. The principal risks of an investment in Overlay Fund include Market Risk — Fixed Income Securities, Market Risk — Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Foreign Investment Risk, Management and Operational Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk and Currency Risk. Overlay Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by Overlay Fund may affect Overlay Fund’s performance more than if Overlay Fund were diversified. To the extent the Fund invests in Overlay Fund, shareholders are indirectly exposed to these risks, in addition to all risks associated with their investment in the Fund.

FUND CODES

The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of the Fund currently being offered.

	Ticker	Symbol	CUSIP
Class III	GBMFX	N/A	362008 31 0
Class IV	—	—	362014 60 7

GMO TRUST

ADDITIONAL INFORMATION

The Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The Fund’s annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semiannual reports, and the Fund’s SAI, are available free of charge at http://www.gmo.com or by writing to Shareholder Services at GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect at 1-617-346-7646. The SAI contains more detailed information about the Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, MA 02110. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund, and (iii)  identify the class and number of shares held beneficially or of record by the shareholder.

SHAREHOLDER INQUIRIES

Shareholders may request additional

information from and direct inquiries to:

Shareholder Services at

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf, Boston, MA 02110

1-617-346-7646 (call collect)

1-617-439-4192 (fax)

SHS@GMO.com

website: http://www.gmo.com

DISTRIBUTOR

Funds Distributor, LLC

10 High Street

Suite 302

Boston, Massachusetts 02110

Investment Company Act File No. 811-04347